Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCO Transport Holdings, Inc., (the "Company") certifies that the quarterly report on Form 10-QSB of the Company for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2005


By:    /s/ Shu Keung Chui
       ------------------------------
Name:  Shu Keung Chui
Title: Chief Financial Officer

Date: May 19, 2005


By:    /s/ Cheng Chen
       ------------------------------
Name:  Cheng Chen
Title: Chief Executive Officer